FIRST AMENDMENT
                             TO EMPLOYMENT AGREEMENT


         This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is dated as of January l, 1997, and entered into by and among DICTAPHONE
CORPORATION, a Delaware corporation, whose address is 3191 Broadbridge Avenue, Stratford, Connecticut 06497-2559 (Dictaphone) and JOHN H. DUERDEN, ("Executive"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Agreement (as hereunder defined).


                                    RECITALS:

         WHEREAS, Executive and Dictaphone desire to amend the Employment Agreement between Dictaphone and Executive (the "Agreement") dated August 9, 1995 in order to amend, modify and clarify certain provisions thereof.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  AMENDMENTS TO THE EMPLOYMENT AGREEMENT

                  1. The Annual Base Salary shall, effective January l, 1997, be increased to $995,000.00; the term Annual Base Salary as used in the Agreement shall refer to the Annual Base Salary as so increased.

                  2. Section 4.02 of the Agreement is hereby amended, effective January l, 1997, as follows:

                           A.       Section 4.02(a) and 4.02(b) are hereby
amended to read in their entirety as follows:

                          (a)      While the Executive is employed by the
Company during the Contract Term, the Company shall pay or cause to be paid an annual cash bonus ("Annual Bonus") in accordance with the terms hereof for each Fiscal Year in a determined amount based (i) one-half on the extent of the attainment of personal performance goals for the Executive as determined by the Board (the "Executive Performance Objectives"), and (ii) one-half on the extent of the attainment of budgeted performance objectives for the Company as determined by the Board (the "Budgeted Performance Objectives"), such amounts to be paid on or prior to April 15th of the year following the end of such Fiscal Year.

                           (b)      The Annual Bonus amounts shall be calculated
as follows:

                                    (i) with respect to that portion of the
Annual Bonus related to the Executive Performance Objectives, if the Executive reaches 95% of the Executive Performance

Objectives, that portion of the Annual Bonus shall equal 50% of the Base Salary, if the Executive reaches between 90% and 95% of the Executive Performance Objectives that portion of the Annual Bonus shall equal 42.5% of the Base Salary, and if the Executive fails to reach 90% of the Executive Performance Objectives that portion of the Annual Bonus shall equal 25% of the Base Salary;

                                    (ii) the same criteria and percentages shall
apply mutatis mutandis with respect to that portion of the Annual Bonus related to Budgeted Performance Objectives for the Company as described in clause (i) above.

                  3. Section 4.02(b) is restated in haec verba and is renumbered as Section 4.02(c).

                  4. The word "recourse" in Section 4.03(a)(ii) of the Agreement is hereby deleted and replaced with the word "non-recourse".

                  5. With reference to Section 5.02 of the Agreement, the Company shall provide for term life insurance in the amount of five times the Annual Base Salary.


         SECTION 2.  ADDITIONAL STOCK

                  As soon as possible following Board and other necessary approvals Company shall grant to Executive new options (the "New Options") to purchase 325,000 shares of common stock of the Company pursuant to the Company's Management Stock Option Plan.

                  The New Options shall vest in one-third increments on each of first three anniversaries of the grant thereof. The exercise price per share of the New Options shall be ten dollars ($10).


         SECTION 3.  MISCELLANEOUS

                  A.       REFERENCE TO AND EFFECT ON THE EMPLOYMENT AGREEMENT.

                           (i)      On and after the date hereof, each reference
in the Employment Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Employment Agreement shall mean and be a reference to the Amended Agreement.

                           (ii)     Except as specifically amended by this
Amendment, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  C. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Executive and Dictaphone.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

       Dictaphone                           DICTAPHONE CORPORATION


                                       By:  /S/ DANIEL C. HART

                                       Title:   VP & GENERAL COUNSEL

                                       Date: 2/24/97


       Executive


                                       By:  /S/ JOHN H. DUERDEN
                                            John H. Duerden

                                       Date: 2/24/97